Retirement Benefit Plans - Summary of Fair Value of the Plan Assets by Major Categories (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2021 TWD ($)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 TWD ($)
Disclosure of fair value of plan assets [abstract]
Cash	$ 2,267,223	$ 81,731	$ 2,236,340
Equity instruments	2,334,180	84,145	2,459,708
Debt instruments	1,039,412	37,470	1,092,115
Others	222,449	8,019	174,142
Total	$ 5,863,264	$ 211,365	$ 5,962,305